UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Amendment (Date of Original Report):

July 11, 2011 (July 1, 2011)

High Plains Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-125068	26-3633813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3601 Southern Dr., Gillette, Wyoming

82718

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (307) 686-5030

n/a

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement

The Lease Agreement filed by High Plains Gas, Inc. (“HPG”) as Exhibit 10.1 to the Current Report on Form 8-K filed July 1, 2011 was cancelled prior to execution and was filed inadvertently.  HPG has not yet entered into a lease agreement for executive offices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

High Plains Gas, Inc.

Date: July 11, 2011

By:

\s\ Brent Cook

Name:

Brent Cook

Title:

Chief Executive Officer

Principal Executive Officer

Date: July 11, 2011

By:

\s\ Joseph Hettinger

Name:

Joseph Hettinger

Title:

Chief Financial Officer and Director

Principal Financial Officer